EXHIBIT 99

                 Anadarko Announces First-Quarter 2007 Earnings

     HOUSTON--(BUSINESS WIRE)--April 30, 2007--Anadarko Petroleum Corporation (NYSE:APC) today announced first-quarter 2007 net income available to common shareholders totaled $104 million, or $.23 per share (diluted), on revenues of $2.68 billion. Income from continuing operations totaled $78 million, or $.17 per share (diluted). These results include unrealized losses on derivatives of $316 million after tax, or $.68 per share (diluted); a $189 million charge, or $.41 per share (diluted) associated with Algeria's exceptional profits tax; a restructuring charge of $25 million after tax, or $.05 per share (diluted); and legal accruals totaling $22 million after tax, or $.05 per share (diluted); partially offset by realized gains on derivatives of $160 million after tax, or $.34 per share (diluted).

     Cash flow from operating activities of continuing operations in the first quarter of 2007 was $880 million, and discretionary cash flow totaled $1.24 billion.(1)

     In the 2006 first quarter, net income available to common shareholders was $660 million, or $1.42 per share (diluted).

     "While we recognized several significant charges in the first quarter, we also delivered very strong operating results, which reflect the quality of our optimized portfolio," Anadarko Chairman, President and CEO Jim Hackett said. "We continued to set daily production records in the Greater Natural Buttes area in eastern Utah, the Powder River Basin in Wyoming, and the Delaware Basin in Texas. Our positions in low-risk, capital-efficient properties such as these enhance our ability to deliver more predictable and consistent results. In addition, we are on schedule to produce first gas from the Independence Hub project in the third quarter of this year. Twelve Anadarko-operated wells will be served by the Hub. Each has been completed and flow-tested, and the export line has been installed and pressure tested."

     "Our deleveraging plan remains ahead of schedule, and we are very pleased with the values we have received to date. We have generated more than $10.2 billion in after-tax proceeds from announced asset divestitures, putting us well on our way toward meeting our objective to reduce net debt to $12 billion by year-end without issuing equity."

     Late last week, senior management received information from Algeria that the withholding of the exceptional profits tax is being applied to the full value of revenue rather than to the amounts in excess of $30 per barrel, a possibility that was disclosed in a previous news release and Anadarko's 2006 10K. This has been evidenced by changes in the company's crude oil lifting schedule, which has only recently been conveyed by Sonatrach. As a result, Anadarko recorded a charge of $189 million during the first quarter. The amount applicable to 2007 sales is approximately $100 million, with the balance being applicable to 2006 sales. Anadarko previously expected to record a charge of $58 million in the first quarter, based on the tax being applied only to the amounts in excess of $30 per barrel. In 2006, Anadarko recorded $103 million for the tax.

     "We are disappointed that the tax is being withheld by Algeria in this manner," said Hackett. "This interpretation of the tax does not affect our legal position or our expectation that we will retain the full value of our Algerian assets through our contractual remedies."

     Anadarko intends to vigorously assert its rights and remedies under its contract with Sonatrach. However, the company has concluded that the accounting criteria for recognizing recovery of all or part of this cost under its contracts with Sonatrach are not yet met.

     First-quarter sales volumes of natural gas, crude oil and natural gas liquids totaled 59 million barrels of oil equivalent (BOE), or 653,000 BOE per day. Natural gas sales volumes averaged 2.20 billion cubic feet per day, at an average price of $5.42 per thousand cubic feet. Oil sales volumes in the first quarter averaged 237,000 barrels per day, with an average price of $50.60 per barrel. Natural gas liquids sales volumes averaged 49,000 barrels per day, at an average price of $35.65 per barrel.

     CONFERENCE CALL TOMORROW AT 9 A.M. CDT, 10 A.M. EDT

     Anadarko will host a conference call on Tuesday, May 1, at 9 a.m. Central Daylight Time (10 a.m. Eastern Daylight Time) to discuss first-quarter results and the company's revised outlook for 2007. The dial-in number is 913-981-4900, and the confirmation number is 6428130. For complete instructions on how to participate in the conference call, or to listen to the live audio webcast or a replay, please refer to www.anadarko.com.

     ANADARKO OPERATIONS REPORT

     For more details on Anadarko's operations, please refer to the comprehensive report on first-quarter activity. The report will be available at www.anadarko.com on the Investor Relations page.

     FINANCIAL DATA

     Nine pages of summary financial data follow, including current hedge positions, guidance and supplemental production guidance for the retained assets.

     Anadarko Petroleum Corporation's mission is to deliver a competitive and sustainable rate of return to shareholders by exploring for, acquiring and developing oil and natural gas resources vital to the world's health and welfare. As of year-end 2006, the company had 3.0 billion barrels-equivalent of proved reserves, making it one of the world's largest independent exploration and production companies. In August 2006, Anadarko acquired Kerr-McGee Corporation and Western Gas Resources, Inc. in separate transactions.

     (1) See the accompanying table for a reconciliation of GAAP to non-GAAP financial measures and a statement indicating why management believes the non-GAAP measures are useful information for investors.

     This news release contains forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Anadarko believes that its expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this news release. See "Risk Factors" in the company's 2006 Annual Report on Form 10-K and other public filings and press releases. Anadarko undertakes no obligation to publicly update or revise any forward-looking statements.


                    Anadarko Petroleum Corporation
             Reconciliation of GAAP to Non-GAAP Measures


Below is a reconciliation of cash provided by operating activities
 (GAAP) to discretionary cash flow (non-GAAP) as required under Regulation G of the Securities Exchange Act of 1934. The company uses discretionary cash flow to demonstrate the company's ability to internally fund capital expenditures and to service or incur additional debt. It is useful in comparisons of oil and gas exploration and production companies because it excludes fluctuations in assets and liabilities.


                                                Quarter Ended
                                                  March 31
                                        -----------------------------
millions                                    2007           2006
---------------------------------------------------------------------
Cash Flow
---------------------------------------------------------------------
Net cash provided by operating
 activities - continuing operations              $880           $904
Add back:
  Change in accounts receivable                  (587)          (303)
  Change in accounts payable and
   accrued expenses                             1,077            277
  Change in other items - net                    (131)           122
---------------------------------------------------------------------
Discretionary Cash Flow from Continuing
 Operations                                    $1,239         $1,000
---------------------------------------------------------------------


                    Anadarko Petroleum Corporation


                                                Quarter Ended
Summary Financial Information                     March 31
                                        -----------------------------
$ and shares in millions                    2007           2006
---------------------------------------------------------------------
Revenues
---------------------------------------------------------------------
Gas sales                                      $1,075           $744
Oil and condensate sales                        1,078            801
Natural gas liquids sales                         157            107
Gathering, processing and marketing
 sales                                            361             16
Other                                              12             33
---------------------------------------------------------------------
Total                                           2,683          1,701
---------------------------------------------------------------------
Costs and Expenses
---------------------------------------------------------------------
Oil and gas operating                             328            124
Oil and gas transportation and other              107             75
Gathering, processing and marketing               299             18
General and administrative                        231            105
Depreciation, depletion and amortization          845            293
Other taxes                                       351            107
Impairments                                         6             13
---------------------------------------------------------------------
Total                                           2,167            735
---------------------------------------------------------------------
Operating Income                                  516            966
---------------------------------------------------------------------
Interest Expense and Other (Income)
 Expense
---------------------------------------------------------------------
Interest expense                                  310             53
Other (income) expense                            (29)             -
---------------------------------------------------------------------
Total                                             281             53
---------------------------------------------------------------------
Income from Continuing Operations Before
 Income Taxes                                     235            913
---------------------------------------------------------------------
Income Tax Expense                                157            348
---------------------------------------------------------------------
Income from Continuing Operations                 $78           $565
---------------------------------------------------------------------
Income from Discontinued Operations, net
 of taxes                                          27             96
---------------------------------------------------------------------
Net Income                                       $105           $661
---------------------------------------------------------------------
Preferred Stock Dividends                           1              1
---------------------------------------------------------------------
Net Income Available to Common
 Stockholders                                    $104           $660
---------------------------------------------------------------------
Per Common Share
---------------------------------------------------------------------
Income from continuing operations -
 basic                                          $0.17          $1.23
Income from continuing operations -
 diluted                                        $0.17          $1.22
Income from discontinued operations, net
 of taxes - basic                               $0.06          $0.21
Income from discontinued operations, net
 of taxes - diluted                             $0.06          $0.20
Net income available to common
 stockholders - basic                           $0.23          $1.43
Net income available to common
 stockholders - diluted                         $0.23          $1.42
---------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Basic                              463            460
---------------------------------------------------------------------
Average Number of Common Shares
 Outstanding - Diluted                            465            465
---------------------------------------------------------------------


                    Anadarko Petroleum Corporation


                                                Quarter Ended
Summary Financial Information                     March 31
                                        -----------------------------
$ in millions                               2007           2006
---------------------------------------------------------------------
Cash Flow from Operating Activities
---------------------------------------------------------------------
Net income                                       $105           $661
Less net income from discontinued
 operations                                       (27)           (96)
Depreciation, depletion and amortization          845            293
Deferred income taxes                            (228)           121
Impairments                                         6             13
Unrealized (gains) losses on derivatives          494            (13)
Other noncash items                                44             21
---------------------------------------------------------------------
Discretionary Cash Flow from Continuing
 Operations                                     1,239          1,000
(Increase) decrease in accounts
 receivable                                       587            303
Increase (decrease) in accounts payable
 and accrued expenses                          (1,077)          (277)
Other items - net                                 131           (122)
---------------------------------------------------------------------
Cash provided by operating activities -
 continuing operations                            880            904
Cash provided by operating activities -
 discontinued operations                           11            318
---------------------------------------------------------------------
Net Cash Provided by Operating
 Activities                                      $891         $1,222
---------------------------------------------------------------------


---------------------------------------------------------------------
Capital Expenditures
---------------------------------------------------------------------
Capital spending                               $1,005           $731
Capitalized interest                               45             13
Capitalized overhead                               44             40
---------------------------------------------------------------------
Capital expenditures - continuing
 operations                                     1,094            784
Capital expenditures - discontinued
 operations                                         -            200
---------------------------------------------------------------------
Total                                          $1,094           $984
---------------------------------------------------------------------

                                          March 31,     December 31,
                                            2007           2006
---------------------------------------------------------------------
Condensed Balance Sheet
---------------------------------------------------------------------
Cash and cash equivalents                      $3,649           $511
Other current assets                            3,171          4,103
Net properties and equipment                   43,695         48,739
Other assets                                      904            875
Goodwill and other intangible assets            4,461          4,616
---------------------------------------------------------------------
Total Assets                                  $55,880        $58,844
---------------------------------------------------------------------
Current debt                                   $9,748        $11,471
Other current liabilities                       4,361          5,287
Long-term debt                                 11,527         11,520
Other long-term liabilities                    15,135         15,653
Stockholders' equity                           15,109         14,913
---------------------------------------------------------------------
Total Liabilities and Stockholders'
 Equity                                       $55,880        $58,844
---------------------------------------------------------------------
Capitalization
---------------------------------------------------------------------
Total debt                                    $21,275        $22,991
Stockholders' equity                           15,109         14,913
---------------------------------------------------------------------
Total                                         $36,384        $37,904
---------------------------------------------------------------------
Capitalization Ratios
---------------------------------------------------------------------
Total debt                                         58%            61%
Stockholders' equity                               42%            39%
---------------------------------------------------------------------


                    Anadarko Petroleum Corporation


                                                Quarter Ended
Volumes and Prices                                March 31
                                        -----------------------------
                                            2007           2006
---------------------------------------------------------------------
Natural Gas
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, billion cubic feet                       198             98
Average daily volumes, million cubic
 feet per day                                   2,204          1,091
Price per thousand cubic feet excluding
 derivatives                                    $6.24          $7.48
---------------------------------------------------------------------

  Gains (losses) on derivatives                $(0.82)         $0.10
---------------------------------------------------------------------
Total price per thousand cubic feet             $5.42          $7.58

---------------------------------------------------------------------
Crude Oil and Condensate
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels                           14              6
Average daily volumes, thousand barrels
 per day                                          149             71
Price per barrel excluding derivatives         $52.81         $57.60
---------------------------------------------------------------------

  Gains (losses) on derivatives                $(5.15)        $(0.36)
---------------------------------------------------------------------
Total price per barrel                         $47.66         $57.24
---------------------------------------------------------------------
Algeria
---------------------------------------------------------------------
Volumes, million barrels                            7              6
Average daily volumes, thousand barrels
 per day                                           72             62
Price per barrel excluding derivatives         $59.65         $63.11
---------------------------------------------------------------------

  Gains (losses) on derivatives                $(1.90)            $-
---------------------------------------------------------------------
Total price per barrel                         $57.75         $63.11
---------------------------------------------------------------------
Other International
---------------------------------------------------------------------
Volumes, million barrels                            1              2
Average daily volumes, thousand barrels
 per day                                           16             19
Price per barrel                               $45.95         $48.00
---------------------------------------------------------------------
Total
---------------------------------------------------------------------
Volumes, million barrels                           22             14
Average daily volumes, thousand barrels
 per day                                          237            152
Price per barrel excluding derivatives         $54.42         $58.61
---------------------------------------------------------------------

  Gains (losses) on derivatives                $(3.82)        $(0.17)
---------------------------------------------------------------------
Total price per barrel                         $50.60         $58.44

---------------------------------------------------------------------
Natural Gas Liquids
---------------------------------------------------------------------
United States
---------------------------------------------------------------------
Volumes, million barrels                            4              3
Average daily volumes, thousand barrels
 per day                                           49             31
Total price per barrel                         $35.65         $38.88
---------------------------------------------------------------------
Total Barrels of Oil Equivalent (BOE) -
 continuing operations
---------------------------------------------------------------------
Volumes, million BOE                               59             33
Average daily volumes, thousand BOE per
 day                                              653            365
---------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE) -
 discontinued operations
---------------------------------------------------------------------
Volumes, million BOE                                -              5
Average daily volumes, thousand BOE per
 day                                                -             54
---------------------------------------------------------------------

Total Barrels of Oil Equivalent (BOE)
---------------------------------------------------------------------
Volumes, million BOE                               59             38
Average daily volumes, thousand BOE per
 day                                              653            419


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                         As of April 30, 2007


                                  2nd Quarter          Total Year
                                 2007 Forecast       2007 Forecast
                               ------------------  ------------------

                                     Units               Units
                               ------------------  ------------------

Total Sales (MMBOE) (a)            50  -      53      197  -     207

Crude Oil (MBbl/d):               220  -     230      190  -     200

  United States                   120  -     130      115  -     120
  Algeria                          60  -      65       60  -      62
  Other International              38  -      42       15  -      18

Natural Gas (MMcf/d):

  United States                 1,850  -   1,925    1,920  -   1,975

Natural Gas Liquids (MBbl/d):

  United States                    37  -      40       36  -      40



(a) Sales include volumes associated with divestitures of 9 MMBOE in the 1st Quarter, 4-6 MMBOE in the 2nd Quarter and 13-15 MMBOE for the year.
----------------------------------------------------------------------


                                    $/ Unit             $/ Unit
                               ------------------  ------------------
Price Differentials vs NYMEX
 (w/o hedges)

Crude Oil ($/Bbl):              (5.00) -   (6.00)   (5.00) -   (6.00)

  United States                 (6.00) -   (8.00)   (6.50) -   (8.50)
  Algeria                       (1.00) -   (1.50)       -  -   (1.00)
  Other International          (12.00) -  (15.00)  (12.00) -  (15.00)

Natural Gas ($/Mcf):

  United States                 (1.25) -   (1.75)   (1.25) -   (1.75)


                    Anadarko Petroleum Corporation
                   Financial and Operating Guidance
                        Continuing Operations
                         As of April 30, 2007


                                   2nd Quarter         Total Year
                                  2007 Forecast      2007 Forecast
                               ------------------- ------------------

                                      $MM                 $MM
                               ------------------- ------------------
Other Revenues:

  Gathering, Processing &
   Marketing Margins               70  -       80     190  -     210
  Minerals and Other               25  -       30      90  -     110

---------------------------------------------------------------------

Costs and Expenses:
                                     $ / Boe            $ / Boe
                               ------------------- ------------------

  Oil & Gas Lease Operating      5.00  -     5.50    5.00  -    5.50
  Oil & Gas Transportation       1.60  -     1.75    1.60  -    1.75
  Depreciation, Depletion and
   Amortization                 14.00  -    14.50   14.00  -   14.50
  Production Taxes (% of
   Revenue)                        11% -       12%     12% -      13%

                                      $MM                 $MM
                               ------------------- ------------------

  General and Administrative
   (excludes restructuring
   charges)                       180  -      195     675  -     725
  Impairments Related to Oil
   and Gas Properties               -  -       25       -  -     100
  Interest Expense                250  -      270     900  -     925
  Other (Income) Expense          (10) -       10     (40) -      20

Federal Tax Rate                   40% -       46%     40% -      46%

---------------------------------------------------------------------

Avg. Shares Outstanding (MM)

  Basic                           464  -      465     465  -     468
  Diluted                         465  -      466     467  -     470

                                      $MM                 $MM
                               ------------------- ------------------

Capital Investment              1,180  -    1,250   4,200  -   4,400

  Capital Projects              1,100  -    1,150   3,850  -   3,975
  Capitalized Direct Expenses      40  -       50     175  -     225
  Capitalized Interest             40  -       50     175  -     200


                    Anadarko Petroleum Corporation
 Commodity Hedge Position for 2nd Quarter 2007 and Beyond (excluding
                          Natural Gas Basis)
                         As of April 30, 2007


                           ----------------- -------------------------
                              Fixed and
                                Physical          2- Way Collars
                           ----------------- -------------------------

-------------------------- ----------------- -------------------------

                                     NYMEX
Crude Oil                   Volume   Price    Volume   Floor  Ceiling
                            Bbl/day   $/Bbl   Bbl/day   $/Bbl   $/Bbl
-------------------------- ----------------- -------------------------

United States

                           ----------------- -------------------------
Remainder 2007               27,250  $51.44    18,542  $44.33  $60.40
                           ----------------- -------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Algeria

Total Year 2008

Total Year 2009

Total Year 2010

Total Crude Oil, All
 Locations

                           ----------------- -------------------------
Remainder 2007               27,250  $51.44    18,542  $44.33  $60.40
                           ----------------- -------------------------

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Divestiture Hedges
(Not included with
hedges above)

Remainder 2007                4,155  $62.37

Total Year 2008               3,735  $64.93

Total Year 2009               3,670  $64.81

Total Year 2010                 190  $68.91       352  $60.00  $76.34

Total Year 2011                                   470  $60.00  $74.74

Total Year 2012                                   408  $60.00  $73.69

Total Year 2013                                   115  $60.00  $73.50


-------------------------- ----------------- -------------------------

                                     NYMEX
Natural Gas                 Volume   Price    Volume   Floor  Ceiling
                            MMMBtu/d $/MMBtu  MMMBtu/d $/MMBtu $/MMBtu
-------------------------- ----------------- -------------------------

United States

                           ----------------- -------------------------
Remainder 2007                265.0   $7.03     386.0   $6.27  $10.73
                           ----------------- -------------------------

Total Year 2008

Total Year 2009

Divestiture Hedges
(Not included with
hedges above)

                           -----------------
Remainder 2007                 93.0   $7.80
                           -----------------

                           -----------------
Total Year 2008                77.9   $8.23
                           -----------------

                           -----------------
Total Year 2009                64.1   $7.97
                           -----------------

                           ----------------- -------------------------
Total Year 2010                 2.3   $8.38       0.5   $7.10   $9.10
                           ----------------- -------------------------

                                             -------------------------
Total Year 2011                                   0.7   $7.15   $9.25
                                             -------------------------

                                             -------------------------
Total Year 2012                                   0.6   $6.95   $9.00
                                             -------------------------

                                             -------------------------
Total Year 2013                                   0.2   $7.25   $9.25
                                             -------------------------



                                    ----------------------------------
                                              3- Way Collars
                                    ----------------------------------

----------------------------------  ----------------------------------

                                              Sold   Purchased
Crude Oil                            Volume   Floor    Floor  Ceiling
                                     Bbl/day   $/Bbl   $/Bbl    $/Bbl
----------------------------------  ----------------------------------

United States

                                    ----------------------------------
Remainder 2007                        35,000  $43.57   $58.57  $86.16
                                    ----------------------------------

                                    ----------------------------------
Total Year 2008                       67,000  $43.21   $58.21  $94.75
                                    ----------------------------------

                                    ----------------------------------
Total Year 2009                       28,000  $40.36   $55.36  $87.34
                                    ----------------------------------

                                    ----------------------------------
Total Year 2010                        8,000  $35.00   $50.00  $86.49
                                    ----------------------------------

                                    ----------------------------------
Total Year 2011                        3,000  $35.00   $50.00  $86.00
                                    ----------------------------------

                                    ----------------------------------
Total Year 2012                        1,500  $35.00   $50.00  $92.50
                                    ----------------------------------

Algeria

                                    ----------------------------------
Total Year 2008                       19,000  $33.51   $48.51  $86.73
                                    ----------------------------------

                                    ----------------------------------
Total Year 2009                       20,000  $33.51   $48.51  $86.62
                                    ----------------------------------

                                    ----------------------------------
Total Year 2010                       10,000  $33.53   $48.53  $86.98
                                    ----------------------------------

Total Crude Oil, All Locations

                                    ----------------------------------
Remainder 2007                        35,000  $43.57   $58.57  $86.16
                                    ----------------------------------

                                    ----------------------------------
Total Year 2008                       86,000  $41.07   $56.07  $92.98
                                    ----------------------------------

                                    ----------------------------------
Total Year 2009                       48,000  $37.51   $52.51  $87.04
                                    ----------------------------------

                                    ----------------------------------
Total Year 2010                       18,000  $34.18   $49.19  $86.76
                                    ----------------------------------

                                    ----------------------------------
Total Year 2011                        3,000  $35.00   $50.00  $86.00
                                    ----------------------------------

                                    ----------------------------------
Total Year 2012                        1,500  $35.00   $50.00  $92.50
                                    ----------------------------------

Divestiture Hedges
(Not included with
hedges above)

Remainder 2007

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Total Year 2013


----------------------------------  ----------------------------------

                                              Sold   Purchased
Natural Gas                          Volume   Floor    Floor  Ceiling
                                     MMMBtu/d $/MMBtu $/MMBtu  $/MMBtu
----------------------------------  ----------------------------------

United States

                                    ----------------------------------
Remainder 2007                          30.0   $6.00    $9.00  $11.23
                                    ----------------------------------

                                    ----------------------------------
Total Year 2008                        500.0   $5.00    $7.50  $14.26
                                    ----------------------------------

                                    ----------------------------------
Total Year 2009                         50.0   $5.00    $7.50  $12.60
                                    ----------------------------------

Divestiture Hedges
(Not included with
hedges above)

Remainder 2007

Total Year 2008

Total Year 2009

Total Year 2010

Total Year 2011

Total Year 2012

Total Year 2013


Prices are weighted averages of all transactions for each transaction type presented.
Divestiture hedges are transactions that will be assigned to another party upon closing of a previously announced divestiture.


                    Anadarko Petroleum Corporation
   Natural Gas Basis Hedge Position for 2nd Quarter 2007 and Beyond
                         As of April 30, 2007

----------------------------------------------------------------------

                                         -----------------------------
                                          Daily Volume (MMBtu's) by
                                                 Pricing Point
----------------------------------------------------------------------
              Pricing Point                2007      2008      2009
----------------------------------------------------------------------

Gulf Coast                                   130.6     110.0      0.0
Mid Continent                                220.0     210.0      0.0
Rocky Mountains                              180.0     245.0     20.0
West Texas                                    10.0      10.0      0.0
                                         -----------------------------
    Total Daily Volume Hedged                540.6     575.0     20.0
                                         =============================



                                         -----------------------------
                                         Average Price Differential to
                                                   Henry Hub
----------------------------------------------------------------------
              Pricing Point                2007      2008      2009
----------------------------------------------------------------------

Gulf Coast                                 ($0.614)  ($0.475)       -
Mid Continent                              ($0.986)  ($0.922)       -
Rocky Mountains                            ($1.471)  ($1.426) ($1.080)
West Texas                                 ($1.196)  ($1.080)       -
                                         -----------------------------
    Average Price Differential Hedged      ($1.081)  ($1.053) ($1.080)
                                         =============================

----------------------------------------------------------------------



                  Rockies Export Firm Transportation
                         As of April 30, 2007

----------------------------------------------------------------------

                                         -----------------------------
                                          Daily Volume (MMMBtu's) by
                                                 Pricing Point
----------------------------------------------------------------------
         Delivery/ Pricing Point           2007      2008      2009
----------------------------------------------------------------------
Mid Continent                                  471       471      471
West Coast                                      88        78       78
San Juan                                        15
                                         -----------------------------
    Total                                      574       549      549
                                         =============================
   Assumes ROFR rights are exercised
----------------------------------------------------------------------


                    Anadarko Petroleum Corporation
                 Production from Retained Properties
                 Recent Performance and 2007 Guidance
                         As of April 30, 2007


              Q4 2006  Q1 2007                      Total Year 2007
               Actuals  Actuals  Q2 2007 Guidance        Guidance
              -------- -------- ------------------ -------------------


TOTAL SALES
 (MMBOE)         48.4     49.8     46.0 -    48.0     184.0 -   192.0
  Natural Gas
   (MMcf/d)   1,791.5  1,833.8  1,710.0 - 1,760.0   1,740.0 - 1,800.0
  Crude Oil
   (MBbl/d)     204.5    208.5    191.0 -   200.0     182.0 -   191.0
  Natural Gas
   Liquids
   (MBbl/d)      34.2     39.3     29.0 -    36.0      29.0 -    35.0


ROCKIES
  Natural Gas
   (MMcf/d)     917.2    939.6    910.0 -   930.0     925.0 -   945.0
  Crude Oil
   (MBbl/d)      23.1     23.5     23.0 -    24.0      24.0 -    25.0
  Natural Gas
   Liquids
   (MBbl/d)      16.9     16.3     14.0 -    16.0      14.0 -    15.0
  Total Sales
   (MMBOE)       17.4     17.7     17.0 -    18.0      70.0 -    71.0

SOUTHERN
  Natural Gas
   (MMcf/d)     639.5    680.7    605.0 -   625.0     595.0 -   615.0
  Crude Oil
   (MBbl/d)      12.2     12.6      9.0 -    10.0       8.0 -     9.0
  Natural Gas
   Liquids
   (MBbl/d)      10.3     14.3     10.0 -    12.0      10.0 -    12.0
  Total Sales
   (MMBOE)       11.6     12.6     11.0 -    11.5      43.0 -    44.0

GULF OF
 MEXICO
  Natural Gas
   (MMcf/d)     239.7    222.1    200.0 -   215.0     225.0 -   275.0
  Crude Oil
   (MBbl/d)      63.0     60.1     59.0 -    61.0      55.0 -    59.0
  Natural Gas
   Liquids
   (MBbl/d)       4.2      3.9      2.0 -     4.0       2.0 -     4.0
  Total Sales
   (MMBOE)        9.6      9.1      8.5 -     9.0      35.0 -    40.0

INTERNATIONAL
 / FRONTIER
  Natural Gas
   (MMcf/d)       0.4      0.3      0.0 -     0.0       0.0 -     0.0
  Crude Oil
   (MBbl/d)     106.2    112.2    100.0 -   105.0      95.0 -    98.0
  Natural Gas
   Liquids
   (MBbl/d)         -        -        - -       -         - -       -
  Total Sales
   (MMBOE)        9.6     10.1      9.0 -     9.5      35.0 -    36.0


     CONTACT: Anadarko Petroleum Corporation, Houston
              Media:
              John Christiansen, 832-636-8736
              john.christiansen@anadarko.com
              or
              Investors:
              John Colglazier, 832-636-2306
              john.colglazier@anadarko.com